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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 20, 2000 relating to the financial statements and financial statement schedule which appears in Artisan Components, Inc.'s Annual Report on Form 10-K for the year ended September 30, 2000.


/s/ PricewaterhouseCoopers LLP

San Jose, California
December 27, 2000